UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 26, 2009

Local Insight Regatta Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-152302	20-8046735
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

188 Inverness Drive West, Suite 800 Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

303-867-1600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 1, 2009, Local Insight Regatta Holdings, Inc. (the “Company”) issued a press release regarding the Company’s financial results for the three and twelve month periods ended December 31, 2008. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K. The press release contains certain non-GAAP financial measures for the periods set forth therein, including EBITDA and EBITDA-as adjusted. EBITDA is net income (loss) before interest, income taxes, depreciation and amortization. EBITDA-as adjusted is net income (loss) before interest, income taxes, depreciation and amortization, purchase accounting adjustments, other non-cash items and certain non-recurring restructuring costs, and including pro forma EBITDA for The Berry Company LLC for the period from January 1, 2008 to April 22, 2008. The most directly comparable GAAP financial measure of these non-GAAP financial measures is net loss. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in the press release.

None of the contents of this Form 8-K are incorporated by reference into any registration statement or report of the Company.

Item 4.01	Changes in Registrant’s Certifying Accountant

Dismissal of Independent Registered Public Accounting Firm

On March 26, 2009, PricewaterhouseCoopers LLP (“PwC”) was dismissed as the principal independent registered public accounting firm of the Company. The dismissal of PwC was approved by the Audit Committee of the Board of Directors of Local Insight Media Holdings, Inc. (“LIMH”), the indirect parent of the Company.

The reports of PwC on the consolidated financial statements of the Company as of December 31, 2008 and 2007 and for the year ended December 31, 2008 and the one month period ended December 31, 2007 and the consolidated financial statements of the Company’s predecessor, Windstream Yellow Pages, Inc., a subsidiary of Windstream Corporation, for the eleven month period ended November 30, 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2008 and 2007, and through March 26, 2009:

(i)	There were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years; and

(ii)

There were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K, except that in connection with the Company’s Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2008, filed with the SEC on January 15, 2009 (the “Form 10-Q/A”), the Company determined that the internal controls necessary for the Company to develop reliable financial statements did not exist as of September 30, 2008. As further discussed in the Explanatory Note and Note 1 to the Company’s unaudited consolidated financial statements in the Form 10-Q/A, the Company identified certain accounting errors in its application of purchase accounting adjustments related to the acquisitions of Local Insight Yellow Pages, Inc. (“LIYP”) and the independent line of business division of L.M. Berry and Company (the “Berry ILOB”). These errors were identified as a result of ongoing process improvements which the Company was implementing in its internal controls over financial reporting as part of the Company’s continuing efforts to integrate the Berry ILOB and LIYP. Upon discovery of these errors and upon evaluation of the control deficiencies resulting in the errors, the principal executive officer and principal financial officer of the Company re-evaluated disclosure controls and procedures and concluded that they were not effective as of September 30, 2008. The Company has further determined that disclosure controls and procedures continued to be ineffective as of December 31, 2008.

The Company continues to work to enhance the effectiveness of its disclosure controls and procedures as part of the Company’s ongoing efforts to integrate the Berry ILOB and LIYP. The Company expects that these enhancements, which are primarily related to monitoring and detective controls, will improve the effectiveness of its disclosure controls and procedures and remediate the ineffectiveness of certain controls and procedures that existed as of September 30, 2008 and December 31, 2008. LIMH hired a new assistant controller during the fourth quarter of 2008 and has engaged a third party to help develop more effective account reconciliation processes and monitoring controls. These additional resources will devote a portion of their efforts on behalf of LIMH to improving the effectiveness of the Company’s disclosure controls and procedures. These improvements are designed to reduce, although they may not eliminate, the risk of a material misstatement to a reasonable level.

The Company provided PwC with a copy of this report and requested that PwC provide a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the foregoing statements. A copy of this letter from PwC, dated April 1, 2009, is attached hereto as Exhibit 16.1.

Engagement of New Independent Registered Public Accounting Firm

On March 26, 2009, Deloitte & Touche LLP (“Deloitte”) was engaged as the principal independent registered public accounting firm to audit the financial statements of LIMH and its subsidiaries, including the Company. The engagement of Deloitte was approved by the Audit Committee of the Board of Directors of LIMH.

During the Company’s fiscal years ended December 31, 2008 and 2007, and in the subsequent interim period from January 1, 2009 through March 26, 2009, the date of Deloitte’s engagement, neither the Company nor anyone acting on its behalf consulted Deloitte with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any other matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The financial statements of The Berry Company LLC (a wholly owned subsidiary of the Company and the entity that acquired substantially all the assets of the Berry ILOB on April 23, 2008) as of December 31, 2008 and for the period from April 23, 2008 to December 31, 2008 were included in the consolidated financial statements of the Company as of and for the year ended December 31, 2008 in reliance upon the report of Deloitte.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated April 1, 2009.

99.1	Press Release issued April 1, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant, Local Insight Regatta Holdings, Inc., has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 1, 2009

LOCAL INSIGHT REGATTA
HOLDINGS, INC.

By:	/s/ JOHN S. FISCHER
	Name:	John S. Fischer
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated April 1, 2009.

99.1	Press Release issued April 1, 2009

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